CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information constituting the Post-Effective Amendment No. 25 and 26 to the Registration Statement on Form N-1A (the "Registration Statement") of Neuberger Berman Equity Trust (the "Trusts") on the financial statements and financial highlights appearing in the August 31, 1999 Annual Report to the Shareholders. We further consent to the references to our Firm under the heading "Financial Highlights" in the Prospectus and "Experts" in the Statement of Additional Information.






 /s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 24, 1999

                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Reports to Shareholders", "Independent Auditors/Accountants" and "Financial Statements in the Statement of Additional Information in Post-Effective Amendment Number 26 to the Registration Statement (Form N-1A No. 33-64368) of Neuberger Berman Equity Trust, and to the incorporation by reference of our report dated October 1, 1999 on Neuberger Berman International Portfolio, the only series of Global Managers Trust, included in the 1999 Annual Report to Shareholders of Neuberger Berman Equity Funds.







Grand Cayman,
Cayman Islands
November 24, 1999

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Reports to Shareholders", "Independent Auditors/Accountants" and "Financial Statements" in the Statement of Additional Information in Post-Effective Amendment Number 26 to the Registration Statement (Form N-1A, No. 33-64368) of Neuberger Berman Equity Trust and to the
incorporation by reference of our reports dated October 1, 1999 on Neuberger Berman Focus Trust, Neuberger Berman Genesis Trust, Neuberger Berman Guardian Trust, Neuberger Berman International Trust, and Neuberger Berman Partners Trust, five of the series comprising Neuberger Berman Equity Trust, and on Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio, four of the series comprising Equity Managers Trust, and the Neuberger Berman International Portfolio, the only series comprising Global Managers Trust included in the 1999 Annual Report to Shareholders of Neuberger Berman Equity Trust.



                                    ERNST & YOUNG LLP

Boston, Massachusetts
November 26, 1999